2001 STOCK OPTION PLAN
                     FOR RENAISSANCE ACCEPTANCE GROUP, INC.


         Section 1. Purpose. This 2001 Stock Option Plan for Renaissance Acceptance Group, Inc. is intended as an additional incentive to attract and retain qualified and competent employees and consultants for the Company and its Subsidiaries (upon whose efforts and judgment the success of the Company is largely dependent) through the encouragement of stock ownership in the Company by such persons.

         Section 2. Definitions. As used herein, the following terms shall have the meaning indicated:

         (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

         (b)      "Board" shall mean the Board of Directors of the Company.

         (c) "Business Day" shall mean (i) if the Shares trade on a national exchange, any day that the national exchange on which the Shares trade is open; or (ii) if the Shares do not trade on a national exchange, any day that commercial banks in the City of New York are open.

         (d) "Change of Control" shall mean an event where more than 50% of the Company's common stock, par value $0.001 per share (the "Common Stock"), is acquired by a non related entity.

         (e) "Commission" shall mean the Securities and Exchange Commission.

         (f) "Committee" shall mean the Compensation Committee of the Board or other committee, if any, appointed by the Board pursuant to Section 16 hereof.

         (g) "Company" shall mean Renaissance Acceptance Group, Inc., a Delaware corporation.

         (h) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 4 hereof.

         (i) "Director" shall mean a member of the Board.

         (j) "Eligible Person(s)" shall mean those persons who are (i) under written contract (a "Consulting Contract") with the Company or a Subsidiary to provide consulting services to the Company or a Subsidiary (a "Consultant"); (ii) Employees; or (iii) members of the Board of Directors of the Company or any Subsidiary.

         (k) "Employee(s)" shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

         (l) "Fair Market Value" of a share on a particular date shall be the closing price of the Common Stock, which shall be (i) if the Common Stock is listed for trading on any United States national securities exchange, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation; (ii) if the Common Stock is quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system; or (iii) if neither clause (i) nor
         (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board.

         (m) "Incentive Stock Option" shall mean an option that is an incentive stock option as defined in Section 422 of the Internal Revenue Code.

         (n) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

         (o) "Non-Employee Director" shall mean a director who: (i) is not currently an officer (as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of the Company or its parent or Subsidiary, or otherwise currently employed by the Company or its parent or Subsidiary; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or Subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         (p) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option as defined in Section 422A of the Internal Revenue Code.

         (q) "Option" (when capitalized) shall mean any option granted under this Plan.

         (r) "Optionee" shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person by reason of the death of such person.

         (s) "Plan" shall mean this 2001 Stock Option Plan for Renaissance Acceptance Group, Inc.

         (t) "Share(s)" shall mean a share or shares of the Common Stock.

         (u) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         Section 3.        Shares and Options.

          (a) The Company may from time to time grant to Eligible Persons Options to purchase an aggregate of up to 750,000 Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. All Options granted hereunder shall be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee at the Date of Grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to persons who are Employees.

         (b) The aggregate Fair Market Value (determined at the Date of Grant of the Option) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company and any parent and subsidiary of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

         Section 4.        Conditions for Grant of Options.

         (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from Eligible Persons. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

         (b) In granting Options, the Committee shall take into consideration the contribution the person has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Committee or the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

         (c) The Committee in its sole  discretion  shall determine in each case
whether   periods  of  military  or  government   service  shall   constitute  a
continuation of employment for the purposes of this Plan or any Option.

         Section 5. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee; provided, however, that the exercise price for any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

         Section 6. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option; (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made; and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company or a Subsidiary to withhold in accordance with applicable federal or state income tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check or with Shares (but with Shares only if permitted by an Option agreement or otherwise permitted by the Committee in its sole discretion at the time of exercise and provided that if the Optionee acquired such stock to be surrendered directly or indirectly from the Company, he shall have owned such stock for six months prior to using such stock to exercise an Option) or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date received by the Company.

         Section 7.        Exercisability of Options.

         (a) Optionee shall exercise his or her Options by entering into a Stock Issuance Agreement with the Company. Optionee may exercise the Options immediately for unvested Shares; provided, however, that such unvested Shares shall be subject to repurchase by the Company pursuant to the terms of the Stock Issuance Agreement.

         Except as otherwise provided in this Section 7, and provided in each case that the Option has not expired on the date of exercise, Optionee shall acquire a vested interest in the Options (or, if the Options have been exercised, in the Shares received upon exercise) as follows:

         (i) 33.33% of the Options granted shall vest at the one-year anniversary of the Date of Grant.

         (ii) 33.33% of the Options granted shall vest at the two-year anniversary of the Date of Grant.

         (iii) 33.34% of the Options granted shall vest at the three-year anniversary of the Date of Grant.

(b) The expiration date of an Option shall be determined by the Committee at the Date of Grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the Date of Grant.

(c) An Option shall not be exercisable prior to the six-month anniversary of its Date of Grant.

(d) The Committee may in its sole discretion accelerate the date on which any Option may be exercised.

(e) Notwithstanding any provisions hereof to the contrary, if any Option is accelerated under Subsection 7(d) above, the portion of such Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares") is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Code. If as a result of this Subsection 7(e), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

(f) All options (or Shares received upon exercise of Options) not vested shall vest immediately upon a Change of Control.

(g) In no event shall any Options (or Shares received upon exercise of Options) vest after Optionee ceases to be employed by the Company or a Subsidiary or ceases to be a Consultant to the Company or a Subsidiary.


         CERTAIN EARLY DISPOSITIONS OF SHARES PURCHASED UPON EXERCISE OF OPTIONS (GENERALLY, SALE OF THE SHARES WITHIN TWO YEARS OF THE OPTION GRANT OR WITHIN ONE YEAR OF THE OPTION EXERCISE) MAY RESULT IN LOSS OF "INCENTIVE STOCK OPTION" TREATMENT. EXERCISE OF OPTIONS MAY RESULT IN ALTERNATIVE MINIMUM TAX. THE COMPANY RECOMMENDS THAT EACH OPTIONEE CONSULT WITH HIS OR HER PERSONAL TAX ADVISOR PRIOR TO EXERCISING ANY OPTIONS AND TO ESTABLISH AN EXERCISE PROGRAM TO MINIMIZE THE OPTIONEE'S TAX LIABILITY.


         Section 8.        Termination of Option Period.

          (a) Unless otherwise provided in any Option, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (i) except as provided in Subsection 8(a)(iii), thirty (30) days after the date that Optionee ceases to be employed by the Company or a Subsidiary or ceases to be a Consultant to the Company or a Subsidiary, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, (y) mental or physical disability of Optionee as determined by a medical doctor satisfactory to the Committee; or (z) termination of Optionee's employment or Consulting Contract, as the case may be, with the Company or a Subsidiary, for cause;

                  (ii) except as provided in Subsection 8(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Committee;

                  (iii) either (y) one (1) year after the date that Optionee ceases to be a Consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the thirty-day period described in Subsection 8(a)(i) or the one-year period described in Subsection 8(a)(ii);

                  (iv) the date that Optionee ceases to be a Consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary as a result of a termination for cause;

                  (v) with respect to Options held by a person who is a member of the Board of Directors of a Subsidiary who is not also an Employee or Consultant, thirty (30) days after the date that Optionee ceases to be a member of such Board of Directors; and

                  (vi) the tenth (10th) anniversary of the Date of Grant of the Option.

          (b) If provided in an Option, the Committee in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in Subsection 7(f), all or any portion of such Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

         Section 9.        Proprietary Information.

         In consideration of the Company's grant of the Options and the Company's agreement to provide Optionee with confidential information of the Company, Optionee agrees to keep confidential and not to use or to disclose to others at any time during and after Optionee's service as Employee or Consultant of the Company or any Subsidiary, for whatever reason, except as expressly consented to in writing by the Company or required by law, any secrets or confidential technology or proprietary information of the Company or any of its clients, including without limitation, any customer list, marketing plans or materials, or other trade secrets of the Company, or any matter or thing ascertained by Optionee through Optionee's affiliation with the Company, the use or disclosure of which matter or thing that might reasonably be construed to be contrary to the best interests of the Company or to give any other party a competitive advantage over the Company. Optionee further agrees that upon Optionee's cessation of service as Employee or Consultant, Optionee will neither take nor retain, without prior written authorization from the Company, any documents pertaining to the Company (other than paycheck stubs, benefit information, offer letters, or other materials pertaining to his salary or benefits with the Company). Without limiting the generality of the foregoing, Optionee agrees that he will not retain, use or disclose any papers, customer lists, marketing materials or information, books, records, files, or other documents, copies thereof, or notes or other materials derived therefrom, or other confidential information of any kind belonging to the Company pertaining to the Company's business, sales, financial condition or products (or any similar materials relating to the Company's clients). Without limiting other possible remedies to the Company for the breach of this covenant, Optionee agrees that injunctive or other equitable relief shall be available to enforce this covenant, such relief to be without the necessity of posting a bond, cash, or otherwise. Optionee further agrees that if any restriction contained in this
Section is held by any court to be unenforceable or unreasonable, a lesser restriction shall be enforced in its place and remaining restrictions contained herein shall be enforced independently of each other. Optionee's obligations under this Section apply to all confidential information of the Company as well as to any and all confidential information relating to the Company's Subsidiaries.

         Section 10.  Noncompetition.

         (a) Basis of Covenants. Optionee recognizes that the Company's decision to grant the Options is induced primarily because of the covenants and assurances made by Optionee in this Plan, that irrevocable harm and damage will be done to the Company if Optionee violates the obligation to maintain the confidentiality of proprietary information, or competes with the Company. Optionee stipulates and agrees that the consideration given by the Company in granting the Options and in providing Optionee access to confidential information of the Company gives rise to the Company's interest in the promises made by Optionee in this Section; further, Optionee stipulates that the promises Optionee makes in this Section are designed to enforce the promises made by Optionee, including those set forth in Section 9.

         (b) Noncompetition Covenant. Optionee agrees that during Optionee's period of service as an Employee or Consultant and for a period of twelve (12) months following Optionee's cessation of service as an Employee or Consultant, for whatever reason, Optionee shall not, directly or indirectly, as an employee, employer, contractor, consultant, agent, principal, shareholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in any business or practice that is in competition in any manner whatsoever with the business of the Company. Any breach or attempted breach of this covenant or the covenants in Sections 9 or 10 shall be deemed to be a termination for cause under this Plan.

         (c) Nonsolicitation Covenant. In addition, Optionee agrees that during Optionee's period of service as an Employee or a Consultant and for a period of twelve (12) months following Optionee's cessation of service as an Employee or Consultant, for whatever reason, Optionee shall not solicit, contract, or otherwise communicate for the purpose of soliciting business with any person, company or business that was a client, customer, supplier, vendor or prospective client, customer, supplier or vendor of the Company, whom Optionee personally solicited, contacted, communicated with or accepted business from while he was an employee of the Company at any time during the 12 months preceding termination of service as an Employee or Consultant.

         (d) Non-Interference Covenant. Optionee covenants and agrees that, for a period of one year following cessation of service as an Employee or Consultant, for whatever reason, that Optionee shall not recruit, hire or attempt to recruit or hire, directly or by assisting others, any other employees of the Company, nor shall Optionee contact or communicate with any other employees of the Company for the purpose of inducing other employees to terminate their employment with the Company. For purposes of this covenant, "other employees" means employees who are actively employed by the Company at the time of the attempted recruiting or hiring.

         (e)      Remedies.
                  --------

                  (i) This covenant shall be construed as an agreement ancillary to the other provisions of this Plan and the existence of any claim or cause of action of Optionee against the Company, whether predicated on this Plan or otherwise, shall not constitute a defense to the enforcement by the Company of this covenant. Without limiting other possible remedies to the Company for breach of this covenant, Optionee agrees that injunctive or other equitable relief will be available to enforce the covenants of this provision, such relief to be without the necessity of posting a bond, cash, or otherwise.

                  (ii) If Optionee violates any of the covenants of this Section 10, the one-year term of the restriction violated shall be extended by the amount of time that Optionee was in violation.

                  (iii) The Company and Optionee further agree that if any restriction contained in this Section 10 is held by any appropriate forum to be unenforceable or unreasonable, a lesser restriction will be enforced in its place and remaining restrictions contained herein will be enforced independently of each other.

                  (iv) Notwithstanding anything to the contrary herein, if an Optionee who is an Employee or Consultant of the Company or any Subsidiary violates, or attempts to violate, the non-competition or non-solicitation provisions set forth in Section 9 and this Section 10 of this Plan, all vested and unvested Options shall be automatically forfeited and cancelled and of no further force and effect, without payment of any consideration therefore.

         Section 11.       Adjustment of Shares.

         (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                  (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under the Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                  (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to outstanding Options, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of any corporate transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares reserved for issuance under the Plan or the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

         (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         Section 12. Transferability of Options. Each Incentive Stock Option shall provide that such Incentive Stock Option Plan shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and that so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have right to exercise such Incentive Stock Option. The Committee, in its sole discretion, may provide in the agreement governing any Nonqualified Stock Option that such Nonqualified Stock Option shall be transferable and, if so, the extent to which such Nonqualified Stock Option is transferable.

         Section 13. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the agreement evidencing the Option or any law or regulation including, but not limited to, the following:

                  (i) A representation, warranty or agreement by the Optionee to the Company at the time any Option is exercised that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities laws deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         Section 14. Options for 10% Shareholder. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiary {as defined in Section 425 of the Internal Revenue Code}at the Date of Grant) unless the exercise price of such Incentive Stock Option is at least 110% Fair Market Value of the Shares subject to such Incentive Stock Option on the Date of Grant, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

         Section 15. Nonqualified Stock Options. Nonqualified Stock Options may be granted hereunder and shall be subject to all terms and provisions hereof except that each such Nonqualified Stock Option (i) must clearly be designated as a Nonqualified Stock Option; (ii) may be granted for shares in excess of the limits contained in Subsection 3(b) of this Plan; and (iii) shall not be subject to Section 14 of this Plan. If both Incentive Stock Options and Nonqualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

         Section 16.       Administration of the Plan.

         (a) The Plan shall be administered by the Compensation Committee of the Board or other committee thereof as appointed by the Board (herein called the "Committee") consisting solely of two (2) or more members of the Board who are Non-Employee Directors. Except for the powers set forth in Section 19, the Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

         (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

         (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the written approval of a majority of the members of the Committee.

         (d) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Option; (ii) to construe the terms of this Plan or any Option; (iii) as provided in Subsection 11(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Plan and Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or any Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Subsection 16(d), and such determinations shall be final, binding and conclusive.

         Section 17. Government Regulations. This Plan, Options and the obligations of the Company to sell and deliver Shares under any Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         Section 18.       Miscellaneous.

         (a) The proceeds received by the Company from the sale of Shares pursuant to an Option shall be used for general corporate purposes.

          (b) The grant of an Option shall be in addition to any other compensation paid to the Optionee or other stock option plans of the Company or other benefits with respect to Optionee's position with the Company or its Subsidiaries. The grant of an Option shall not confer upon the Optionee the right to continue as an Employee or Consultant, or interfere in any way with the rights of the Company to terminate his or her status as an Employee or Consultant.

         (c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option, and members of the Board and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

         (d) Any issuance or transfer of Shares to an Optionee, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions of this Plan or the applicable Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

         (e) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

         (f) All expenses incident to the administration, termination, or protection of this Plan or any Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Plan or any Option.

         (g) Records of the Company shall be conclusive for all purposes under this Plan or any Option, unless determined by the Committee to be incorrect.

         (h) The Company shall, upon request or as may be specifically required under this Plan or any Option, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Plan or any Option.

         (i) The Company assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Committee.

         (j) Any action required of the Company or the Committee relating to this Plan or any Option shall be by resolution of its Board, the Committee or by a person authorized to act by resolution of the Board or the Committee.

         (k) If any provision of this Plan or any Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Option, but such provision shall be fully severable, and the Plan or Option, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Option, as applicable.

         (l) Whenever any notice is required or permitted under this Plan, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this Subsection 18(l) or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this Subsection 18(l). The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

         (m) Any person entitled to notice under this Plan may waive such notice.

         (n)  This  Plan  shall  be  binding  upon  the   Optionee,   his  legal
representatives,   heirs,  legatees  and  distributes,  upon  the  Company,  its successors, and assigns, and upon the Board, the Committee and its successors.

         (o) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Plan's provisions.

         (p) All questions arising with respect to the provisions of this Plan shall be determined by application of the internal laws, and not the law of conflicts, of the State of Delaware. The obligation of the Company to sell and deliver Shares under this Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (q) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

         Section 19. Amendment and Discontinuation of the Plan. The Committee may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, except to the extent provided in Section 11, no such amendment may, without approval by the shareholders of the Company, (a) increase the number of Shares reserved for Options or change the class of employees eligible to receive Options, (b) permit the granting of Options that expire beyond the maximum 10-year period described in Subsection 7(b), or (c) extend the termination date of the Plan as set forth in Section 20; and provided, further, that, except to the extent provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall, except as specifically permitted in any Option, substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         Section 20. Effective Date and Termination Date. The effective date of the Plan is the date set forth below, on which the date the Board adopted this Plan; provided, however, if the Plan is not approved by the shareholders of the Company within twelve (12) months after the effective date then, in such event, the Plan and all Options granted pursuant to the Plan shall be null and void. The Plan shall terminate on the tenth anniversary of the effective date.

         Adopted by the Board:                            July 11, 2001
         Effective date:                                  July 11, 2001


         Executed  to  evidence  the  2001   Employee   Stock  Option  Plan  for
Renaissance Acceptance Group, Inc. adopted by the Board on July 11, 2001.


                       Renaissance Acceptance Group, Inc.

                       By: /s/ Paul W. Fagan
                          ----------------------------------
                         Name:    Paul W. Fagan
                         Title: Chief Executive Officer